FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED ASSET
                           PURCHASE AND SALE AGREEMENT

            THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED ASSET PURCHASE AND SALE AGREEMENT ("FIFTH Amendment") is executed as of the 31st day of January, 2007, by VOYAGER PARTNERS, LTD., a Texas limited partnership ("Seller"), and DUNE ENERGY, INC., a Delaware corporation ("Buyer").

                                    RECITALS

            WHEREAS, Seller and Buyer are parties to a Second Amended and Restated Asset Purchase and Sale Agreement dated as of October 6, 2006, as amended by First Amendment to Second Amended and Restated Asset Purchase and Sale Agreement, dated as of December 5, 2006, Second Amendment to Second Amended and Restated Asset Purchase and Sale Agreement, dated as of December 27, 2006, Third Amendment to Second Amended and Restated Purchase and Sale Agreement, dated as of January 12, 2007, and Fourth Amendment to Second Amended and Restated Purchase and Sale Agreement, dated as of January 19, 2007 (as so amended, the "Amended Purchase Agreement"), pursuant to which Seller agreed to sell and convey, and Buyer agreed to purchase and pay for, the "Assets" described therein (terms defined in the Amended Purchase Agreement shall have the same meanings when used herein, unless expressly provided otherwise); and

            WHEREAS, Seller and Buyer desire further to amend the Amended Purchase Agreement in several respects.

            NOW, THEREFORE, for and in consideration of the mutual promises contained in the Amended Purchase Agreement, the benefits to be derived by each Party thereunder and hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

      1. Amendments. The Amended Purchase Agreement is hereby amended in the following respects:

            (a) Section 2.2(e) of the Amended Purchase Agreement is amended by deleting the phrase "January 31, 2007", in each place that such phrase appears in such provision, and by substituting therefor, in each case, the phrase "February 9, 2007."

            (b) Schedule 2.2(e) to the Amended Purchase Agreement is amended by deleting the phrase "JANUARY 31, 2007" from the caption thereof and by substituting therefor the phrase "FEBRUARY 9, 2007."

      2. Ratification. Seller and Buyer do hereby ADOPT, RATIFY, and CONFIRM the Amended Purchase Agreement and all of its terms and provisions, as amended hereby, and declare the Amended Purchase Agreement, as so amended, to be in full force and effect.

      3. GOVERNING LAW; JURISDICTION; VENUE. THIS FIFTH AMENDMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION. ALL OF THE PARTIES CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE COURTS OF THE STATE OF TEXAS FOR ANY ACTION ARISING OUT OF THIS FIFTH AMENDMENT. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS FIFTH AMENDMENT SHALL BE LITIGATED IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS.

      4. Miscellaneous. This Fifth Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one instrument; provided, however, that this Fifth Amendment shall be effective as to each Party upon its execution hereof, whether all counterparts are executed by a Party or not. In making proof of this Fifth Amendment, it shall not be necessary to produce or to account for all counterparts hereof, and it shall be sufficient to produce but one (1) counterpart original hereof, executed by the Party sought to be charged thereby. This Fifth Amendment shall inure to the benefit of, and be binding on, the Parties and their respective successors and assigns.

      IN WITNESS WHEREOF, Seller and Buyer have executed this Fifth Amendment as of the date first above written, to be effective as provided herein.

                                           SELLER:

                                           VOYAGER PARTNERS, LTD.

                                           By: Trek Management, LLC,
                                               its General Partner


                                               By: /s/ Robert Lindsay
                                                   -----------------------------
                                                   Name:  Robert Lindsay
                                                   Title: Manager


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

                    SIGNATURE PAGE FOR DUNE ENERGY, INC., TO
                 FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED
                       ASSET PURCHASE AND SALE AGREEMENT,
                      DATED AS OF JANUARY 31, 2007, BETWEEN
                           VOYAGER PARTNERS, LTD., AND
                                DUNE ENERGY, INC.

                                           BUYER:

                                           DUNE ENERGY, INC.


                                           By: /s/ Amiel David
                                               ---------------------------------
                                               Dr. Amiel David
                                               President


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